UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 4, 2006

Date of Report (Date of earliest event reported)
QUOVADX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29273	85-0373486

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
7600 E. Orchard Road, Suite 300S
Greenwood Village, CO 80111

(Address of principal executive offices)
(303) 488-2019

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 4, 2006, Quovadx, Inc. (the “Registrant” or “Company”) reached a settlement agreement with lead plaintiffs in the class action captioned Heller v. Quovadx, Inc., et al, Case No. 04-M-0665 (OES) (D. Colo.) filed on June 10, 2004. The complaint alleged violations of Section 10(b) and Section 20(a) of the Securities Exchange Act of 1934, as amended, purportedly on behalf of all persons who purchased Quovadx common stock from October 22, 2003 through March 15, 2004. The action sought damages against the defendants in an unspecified amount.
     Under the terms of the settlement, the plaintiffs will receive $10 million in exchange for their release of the Company and the individual defendants, with prejudice, of all claims under Section 10b and Section 20(a) of the Securities and Exchange Act of 1934. Registrant has agreed to pay $3.0 million, and its insurance carriers have agreed to pay $7.0 million, into a settlement fund established by the lead plaintiff’s counsel within 10 business days. Failure to make full payment into the settlement fund would result in immediate termination of the settlement agreement. The agreement, which excludes claims made under Sections 11 and 15 of the Securities Act of 1933, is subject to approval by the Court and the Registrant can terminate the agreement if more than a certain percentage of class members opt out.
Item 8.01 Other Events.
     On April 5, 2006, the Registrant issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 describing the above events.
     Another class action lawsuit which arose out of the Company’s 2004 restatement of financial results, captioned Henderson v. Quovadx, Inc., et al, Case No. 04-M-1006 (OES), filed in March 2004, is still pending. That complaint alleges violations of Section 11 and Section 15 of the Securities Act of 1933. Further information on this lawsuit is available in the Company’s Annual Report on Form 10-K filed on March 7, 2006. The Registrant believes it is unlikely that insurance proceeds will be available for this lawsuit.
     The information in this Item 8.01 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
99.1	Press release of the Registrant, dated April 5, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: April 7, 2006	By:	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of the Registrant, dated April 5, 2006

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